SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2002 (August 5, 2002)
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                      ATLANTIC EXPRESS TRANSPORTATION CORP.
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               (Exact name of Registrant as specified in charter)

         New York                     0-24247                   13-3923467
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(State or other jurisdic-           (Commission              (IRS Employer
 tion of incorporation)              File Number)            Identification No.)


7 North Street, Staten Island, New York                             10302
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (718) 442-7000
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Item 4. Changes in Registrant's Certifying Accountant

      On August 5, 2002, Atlantic Express Transportation Corp. (the "Company") was informed in writing that Arthur Andersen LLP ("Arthur Andersen") has effectively terminated its relationship with the Company because of its inability to perform audit services and hence, that it will be unable to act as the Company's independent public accountants for the fiscal year ending June 30, 2002.

      Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended June 30, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During the years ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the Company's financial statements for such years; and there are no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      The Company provided Arthur Andersen with a copy of the foregoing disclosures and requested it provide the Company with a letter addressed to the Commission stating whether it agrees or disagrees with the foregoing disclosures. Arthur Andersen has informed the Company that it is unable to provide such a letter. As such, the Company has not been able to obtain such a letter after reasonable effort, and as permitted by Item 304T of Regulation S-K, the Company has not included such a letter as an exhibit to this Current Report on Form 8-K.


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

      The decision to change accountants has not been recommended or approved by the board of directors of the Company as of yet. The Company does not have an audit or similar committee of the board of directors. The board of directors is in the process of retaining a new firm to serve as its independent public accountants and believes that it will retain a new firm within the next 30 days.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ATLANTIC EXPRESS TRANSPORTATION CORP.

August 8, 2002                             By: \s\ Domenic Gatto
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                                                   Domenic Gatto, CEO


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